UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2007

Interstate Hotels & Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14331	52-2101815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4501 North Fairfax Drive, Suite 500, Arlington, Virginia		22203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 387-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
A copy of the form of restricted stock agreement pursuant to which the grants of restricted stock will be granted to non-employee directors of the Company under the Company’s 2007 Equity Award Plan is attached to this Form 8-K as Exhibit 10.9.

A copy of the form of restricted stock agreement pursuant to which the grants of restricted stock will be granted to officers of the Company under the Company’s 2007 Equity Award Plan is attached to this Form 8-K as Exhibit 10.10.

The employment agreement of Mr. Samuel E. Knighton, the Company’s President, Hotel Division, was amended on December 18, 2007, to increase his maximum annual cash bonus percentage from 100% to 115% of his annual base salary.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2007, the Board of Directors of the Registrant adopted amendments to the By-laws of the Registrant (the "Amended By-laws"). A copy of the Amended By-laws is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference. The Amended By-laws will enable the Registrant to participate in a Direct Registration System administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates. The amendment took effect upon adoption by the Board of Directors of the Registrant.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report on form 8-K:

Exhibit 3.2
Interstate Hotels & Resorts, Inc. Amended and Restated By-laws

Exhibit 10.9
Form of Interstate Hotels & Resorts, Inc. Restricted Stock Agreement for Non-employee Directors

Exhibit 10.10
Form of Interstate Hotels & Resorts, Inc. Restricted Stock Agreement for Officers

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interstate Hotels & Resorts, Inc.

December 20, 2007	By:	/s/ Christopher L. Bennett

Name: Christopher L. Bennett
Title: EVP & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.2	Interstate Hotels & Resorts, Inc. Amended and Restated By-laws
10.9	Form of Interstate Hotels & Resorts, Inc. Restricted Stock Agreement for Non-employee Directors
10.10	Form of Interstate Hotels & Resorts, Inc. Restricted Stock Agreement for Officers